UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-5845
Van Kampen Senior Loan Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices)           (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/09

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Senior Loan Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of January 31, 2009.

This material must be preceded or accompanied by a Class A, B, C, IB or IC share prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/09

	A Shares		B Shares		C Shares		IB Shares	IC Shares
	since 2/18/2005		since 02/18/2005		since 2/18/2005		since 10/4/1989	since 6/13/2003
		w/max		w/max		w/max
	w/o	3.25%	w/o	3.00%	w/o	1.00%	w/o	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charge	charges	charge	charges	charge	charges	charges

Since Inception	–11.08%	–11.83%	–11.76%	–11.94%	–11.76%	–11.76%	2.30%	–5.16%

10-year	—	—	—	—	—	—	–2.30	—

5-year	—	—	—	—	—	—	–7.57	–7.57

1-year	–40.46	–42.41	–40.89	–42.53	–40.89	–41.44	–40.32	–40.32

6-month	–39.02	–40.99	–39.30	–41.04	–39.30	–39.88	–38.96	–38.96

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares have been terminated. New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund’s adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund’s returns would have been lower. Periods of less than one year are not annualized.

Fund Report
For the six-month period ended January 31, 2009

Market Conditions

The six-month period under review was an unprecedented period in the history of the financial markets. Following the government takeover of Fannie Mae and Freddie Mac in early September and the bankruptcy of Lehman Brothers shortly thereafter, the credit crisis reached new heights as investor confidence plummeted and the credit markets seized. A massive flight to quality ensued as investors shunned risky assets in favor of the relative safety of U.S. Treasury securities. As a result, all other sectors of the market experienced significant price deterioration, a trend that largely continued throughout the end of the year. Concerns about the economy exacerbated the market sell-off as various economic indicators continued to weaken, further undermining investor confidence. In December 2008, it was confirmed that the economy was in recession, and had in fact been since the prior December.

The government took substantial steps by implementing various fiscal and monetary policies designed to be supportive, yet by the end of January, 2009, their efforts had done little to calm the markets or boost the economy. With unemployment still on the rise and consumer spending and home prices declining further, the outlook for the rest of the year appeared negative. It is possible, however, that further government intervention to stabilize the financial industry and stem home foreclosures could ultimately help stimulate the economy.

The senior loan market suffered in the risk-averse environment as loan demand declined and funds began selling loans in preparation for year-end redemptions. Funds also sold as part of the process of reducing leverage in order to remain in compliance with leverage regulations. As a result, the fourth quarter of 2008 was the worst quarter on record for the senior loan asset class, with loan values declining by 25.1 percent (as measured by the S&P/LSTA Leveraged Loan Index), far surpassing the third-quarter decline of 8.60 percent. For calendar year 2008, senior loans were down 34.6 percent.

As of year end, the technical demand/supply picture had begun to improve. Funds appeared to be through with most of their forced selling and buyers began to emerge, which helped to stabilize loan prices. In January 2009, the loan market rallied strongly, posting a record one-month gain of 5.2 percent. Nonetheless, the market remained volatile at month end and credit fundamentals were still deteriorating. Additionally, default rates reached 5 percent and most market observers expect this trend to continue. Given the senior secured nature of loans, however, we still find current yields compelling.

Performance Analysis

The Fund returned -39.02 percent for the six months ended January 31, 2009 (Class A shares, unadjusted for sales charges).

Total returns for the six-month period ended January 31, 2009

Class A	Class B	Class C	Class IB	Class IC

–39.02%	–39.30%	–39.30%	–38.96%	–38.96%

The performance for the five share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. We believe this approach will enable us to help limit our credit losses during this down cycle and allow us to take advantage of opportunities that arise during volatile periods such as we are currently experiencing.

We continued to position the portfolio defensively during the period, generally avoiding sectors or industries that we believed were vulnerable to cyclical economic downturns. For example, the Fund remained underweighted in the auto, airline and retail industries because of their susceptibility to the weakening economy.

The Fund remained fully invested in senior secured loans, and used a modest amount of leverage, which may allow us to enhance the Fund’s yield while keeping credit standards high. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) While we believe this portfolio structure (fully invested, modest leverage) adds value for shareholders over a full cycle, it has been a drag on performance over the past 18 months. Because in our view the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals, we have not materially altered the use of leverage in the Fund as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research. As of the end of the period, the Fund’s largest sector weightings were healthcare, gaming, publishing and beverage and food products.

Going forward, we will remain focused on ensuring the Fund has sufficient liquidity while maintaining a high quality, well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Summary of Investments by Industry Classification as of 1/31/09 (Unaudited)

Healthcare	11.1%
Hotels, Motels, Inns & Gaming	10.4
Printing & Publishing	9.4
Beverage, Food & Tobacco	8.6
Chemicals, Plastics & Rubber	7.1
Entertainment & Leisure	5.7
Business Equipment & Services	5.2
Finance	4.7
Insurance	4.7
Utilities	4.4
Containers, Packaging & Glass	4.0
Electronics	3.6
Broadcasting—Cable	3.6
Automotive	2.8
Aerospace/Defense	2.8
Medical Products & Services	2.8
Education & Child Care	2.6
Broadcasting—Radio	2.6
Broadcasting—Television	2.5
Non-Durable Consumer Products	2.4
Buildings & Real Estate	2.3
Textiles & Leather	2.3
Restaurants & Food Service	2.2
Diversified Manufacturing	1.7
Telecommunications—Local Exchange Carriers	1.6
Retail—Stores	1.5
Construction Material	1.5
Broadcasting—Diversified	1.2
Home & Office Furnishings, Housewares & Durable Consumer Products	1.1
Health & Beauty	1.0
Paper & Forest Products	1.0
Telecommunications—Wireless	0.9
Banking	0.8
Natural Resources	0.8
Transportation—Cargo	0.8
Retail—Specialty	0.6
Machinery	0.5
Pharmaceuticals	0.4
Retail—Oil & Gas	0.4
Ecological	0.4
Durable Consumer Products	0.3
Transportation—Personal	0.3
Transportation-Rail Manufacturing	0.2
Grocery	0.2
Farming & Agriculture	0.2
(continued on next page)

Summary of Investments by Industry Classification as of 1/31/09 (Unaudited)
(continued from previous page)

Mining, Steel, Iron & Non-Precious Metals	0.1
Telecommunications—Long Distance	0.0 *

Total Long-Term Investments	125.3
Total Short-Term Investments	1.0

Total Investments	126.3
Borrowings	(25.1)
Liabilities in Excess of Other Assets	(1.2)

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 8/1/08 - 1/31/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	8/1/08	1/31/09	8/1/08-1/31/09

Class A
Actual	$1,000.00	$609.82	$10.75
Hypothetical	1,000.00	1,011.85	13.44
(5% annual return before expenses)
Class B
Actual	1,000.00	607.04	13.81
Hypothetical	1,000.00	1,008.02	17.26
(5% annual return before expenses)
Class C
Actual	1,000.00	607.04	13.81
Hypothetical	1,000.00	1,008.02	17.26
(5% annual return before expenses)
Class IB
Actual	1,000.00	610.40	10.80
Hypothetical	1,000.00	1,011.80	13.49
(5% annual return before expenses)
Class IC
Actual	1,000.00	610.41	10.80
Hypothetical	1,000.00	1,011.80	13.49
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 2.65%, 3.41%, 3.40%, 2.66% and 2.66%, for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 124.5% Aerospace/Defense 2.8%
$7,031	Alion Science and Technology Corp., Term Loan	9.50%	02/06/13	$4,218,612
2,078	Apptis, Inc., Term Loan	3.66 to 5.50	12/20/12	1,402,962
998	Booz Allen Hamilton, Inc., Term Loan (a)	7.50	07/31/15	931,416
3,194	DeCrane Aircraft Holdings, Inc., Term Loan	3.18	02/21/13	2,092,152
9,119	IAP Worldwide Services, Inc., Term Loan (b)	8.25 to 10.50	12/30/12 to 06/30/13	4,468,090
2,944	ILC Industries, Inc., Term Loan	2.41	02/24/12	2,480,320
3,528	Primus International, Inc., Term Loan	2.89	06/07/12	2,364,024
884	Tri-Star Electronics International, Term Loan	4.46 to 6.11	02/02/13	574,762
4,819	Vangent, Inc., Term Loan	4.41	02/14/13	3,253,094
625	Wesco Aircraft Hardware Corp., Term Loan	6.16	03/28/14	440,625

				22,226,057

	Automotive 2.8%
3,267	Acument Global Technologies, Inc., Term Loan	4.96	08/11/13	1,469,967
952	Affinia Group, Inc., Term Loan	4.17	11/30/11	571,131
13,298	Ford Motor Co., Term Loan	5.00	12/16/13	4,845,557
7,579	Metokote Corp., Term Loan	3.36 to 5.05	11/27/11	4,736,620
728	Navistar International Corp., Revolving Credit Agreement	3.66 to 5.90	01/19/12	520,520
2,002	Navistar International Corp., Term Loan	3.66	01/19/12	1,431,430
500	Performance Transportation Services, Inc., Revolving Credit Agreement (c) (d) (e)	7.29	01/26/12	137,585
344	Performance Transportation Services, Inc., Term Loan (c) (d) (e)	8.25	01/26/12	94,478
1,920	Polypore, Inc., Term Loan	2.45	07/03/14	1,296,170
1,100	Precision Partners, Inc., Term Loan	8.25	08/26/13	648,785
6,700	Sensata Technologies, Inc., Term Loan	2.66 to 2.93	04/27/13	3,505,074
6,037	Veyance Technologies, Inc., Term Loan	2.93	07/31/14	2,998,196

				22,255,513

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Banking 0.8%
$13,245	Dollar Financial Corp., Term Loan	4.21 to 4.46%	10/30/12	$6,622,332

	Beverage, Food & Tobacco 8.6%
5,223	Acosta, Inc., Term Loan	2.66	07/29/13	3,891,388
3,032	BE Foods Investments, Inc., Term Loan (b)	6.16	07/11/12	2,046,664
9,594	Coleman Natural Foods, LLC, Term Loan	7.63 to 8.31	08/22/12	6,907,732
3,572	Coleman Natural Foods, LLC, Term Loan (b)	11.96	08/22/13	1,696,656
1,775	Culligan International Co., Term Loan	2.66 to 3.72	11/24/12	1,051,558
4,773	DCI Cheese Co., Term Loan	6.71	08/07/13	2,863,930
18,724	Dole Food Co., Inc., Term Loan	2.38 to 4.25	04/12/13	15,728,489
7,283	DS Waters of America, Inc., Term Loan	2.58	10/27/12	5,280,428
4,050	DSW Holdings, Inc., Term Loan	4.33	03/07/12	2,632,500
8,259	Farley’s & Sathers Candy Co., Inc., Term Loan	4.16 to 8.43	06/15/10 to 03/24/11	6,978,489
5,538	FSB Holdings, Inc., Term Loan	2.63 to 7.25	09/29/13 to 03/29/14	3,039,375
7,388	LJVH Holdings, Inc., (Canada) Term Loan	3.96	07/19/14	4,728,000
3,125	PBM Products, LLC, Term Loan	2.66	09/29/12	2,515,959
1,767	Pinnacle Foods Finance, LLC, Revolving Credit Agreement	3.11 to 5.00	04/02/13	1,059,927
8,478	Pinnacle Foods Finance, LLC, Term Loan	3.20	04/02/14	6,690,777
669	Smart Balance, Inc., Term Loan	4.47	05/18/14	512,108

				67,623,980

	Broadcasting—Cable 3.6%
2,285	Cequel Communications, LLC, Term Loan (a)	2.43 to 4.24	11/05/13	1,832,860
16,810	Charter Communications Operating, LLC, Term Loan (a)	3.18 to 4.29	03/06/14 to 09/06/14	10,817,274
5,442	Knology, Inc., Term Loan	2.70	06/30/12	3,945,379
3,128	MCC Iowa, LLC, Term Loan	2.06	01/31/15	2,659,135
1,568	Mediacom Illinois, LLC, Term Loan	1.81	01/31/15	1,293,600

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Cable (Continued)
$7,406	RCN Corp., Term Loan	3.75%	05/25/14	$5,505,205
2,494	TWCC Holding Corp., Term Loan	7.25	09/12/15	2,357,840

				28,411,293

	Broadcasting—Diversified 1.2%
8,438	Alpha Topco, Ltd., (United Kingdom) Term Loan (a)	2.78 to 5.31	12/31/13 to 06/30/14	4,281,820
5,615	Cumulus Media, Inc., Term Loan	2.14	06/11/14	1,993,245
4,289	NEP II, Inc., Term Loan	2.66	02/16/14	3,216,524

				9,491,589

	Broadcasting—Radio 2.6%
5,000	Citadel Broadcasting Corp., Term Loan	2.16 to 2.19	06/12/14	2,125,000
7,765	CMP KC, LLC, Term Loan (l)	4.38 to 4.44	05/03/11	1,539,398
13,926	CMP Susquehanna Corp., Term Loan (a)	2.44 to 2.45	05/05/13	4,525,847
5,368	Emmis Operating Co., Term Loan	2.41 to 3.47	11/01/13	2,361,861
1,167	LBI Media, Inc., Term Loan	1.91	03/31/12	583,500
3,889	Multicultural Radio Broadcasting, Inc., Term Loan	3.19 to 6.19	12/18/12 to 06/18/13	2,717,958
3,668	NextMedia Operating, Inc., Term Loan (b)	5.12 to 9.17	11/15/12 to 11/15/13	1,711,156
2,136	Regent Broadcasting, LLC, Term Loan	3.71	11/21/13	1,441,696
8,303	Spanish Broadcasting Systems, Inc., Term Loan	3.21	06/11/12	3,196,652

				20,203,068

	Broadcasting—Television 2.5%
965	Barrington Broadcasting, LLC, Term Loan	2.58 to 4.54	08/12/13	337,794
2,993	FoxCo Acquisition, LLC, Term Loan	7.25	07/14/15	1,645,875
964	High Plains Broadcasting Operating Co., LLC, Term Loan	8.00	09/14/16	414,313
3,642	Newport Television, LLC, Term Loan	8.00	09/14/16	1,566,041
4,114	NV Broadcasting, LLC, Term Loan	5.22	11/01/13	1,625,260
2,421	Sunshine Acquisition, Ltd., Term Loan	4.96	03/20/12	1,095,632

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Television (Continued)
$19,930	Univision Communications, Inc., Term Loan	2.66 to 2.91%	03/30/09 to 09/29/14	$13,343,318

				20,028,233

	Buildings & Real Estate 2.3%
2,500	El Ad IDB Las Vegas, LLC, Term Loan	3.14	02/10/09	1,937,500
13,880	Ginn LA CS Borrower, LLC, Term Loan (d)	8.50 to 12.50	06/08/11 to 06/08/12	1,227,750
209	KAG Property, LLC, Term Loan (l)	6.45	09/23/09	184,306
4,754	Kuilima Resort Co., Term Loan (b) (d) (l)	17.46	09/30/11	0
120	Kuilima Resort Co., Term Loan (b) (d) (f) (l)	25.41	10/01/08	0
9,800	Kyle Acquisition Group, LLC, Term Loan (d)	5.75 to 7.75	07/20/09 to 07/20/11	1,200,500
625	Lake at Las Vegas Joint, Venture, LLC, Revolving Credit Agreement (b) (d) (e)	16.10	06/20/12	48,946
5,405	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e)	16.10	06/20/12	425,354
1,007	Lake at Las Vegas Joint Venture, LLC, Term Loan (b) (d) (e) (l)	16.10	08/20/09	890,278
521	Landsource Communities Development, LLC, Revolving Credit Agreement (d) (e)	9.50	05/31/09	481,623
2,681	Landsource Communities Development, LLC, Term Loan (b) (d) (e)	8.25	05/31/09	481,697
2,816	LNR Property Corp., Term Loan	6.69	07/12/11	1,515,946
2,808	NLV Holdings, LLC, Term Loan (b)	6.41 to 10.66	05/09/11 to 05/30/12	782,496
1,191	Realogy Corp., Term Loan	3.42 to 5.71	10/10/13	709,291
278	Shea Capital I, LLC, Term Loan	3.59 to 4.50	10/27/11	132,214
979	Shea Mountain House, LLC, Term Loan	3.58	05/11/11	244,829
2,000	South Edge, LLC, Term Loan (d)	5.50	10/31/09	313,334
1,272	South Edge, LLC, Term Loan (d) (f)	5.25	10/31/08	466,403
360	Standard Pacific Corp., Term Loan	3.90	05/05/13	202,950
275	Tamarack Resorts, LLC, Term Loan (l)	6.94	05/03/09	242,809

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$3,964	Tamarack Resorts, LLC, Term Loan (d)	6.95 to 8.05%	05/19/11	$1,585,600
4,973	WCI Communities, Inc., Term Loan (e)	5.70 to 8.25	09/24/09 to 12/23/10	3,279,127
4,529	Yellowstone Mountain Club, LLC, Term Loan (d) (e)	4.63	09/30/10	1,970,033

				18,322,986

	Business Equipment & Services 5.2%
4,212	Affinion Group, Inc., Term Loan (a)	3.96 to 4.67	10/17/12	3,085,010
1,333	Audio Visual Services Corp., Term Loan	3.71	02/28/14	419,934
732	BakerCorp, Term Loan	2.58 to 2.66	05/08/14	417,190
3,000	Brand Services, Inc., Term Loan	8.06 to 8.25	02/07/15	1,492,500
3,491	Contec, LLC, Term Loan	7.87	08/01/14	2,531,156
3,823	First American Payment Systems, LP, Term Loan	3.44	10/06/13	2,714,152
1,774	GSI Holdings, LLC, Term Loan	4.44	08/01/14	1,020,141
1,012	Information Resources, Inc., Term Loan	3.90 to 4.00	05/16/14	637,579
2,221	InfoUSA, Inc., Term Loan	3.46	02/14/12	1,721,027
7,537	NCO Financial Systems, Term Loan	5.72 to 6.41	05/15/13	5,464,605
17,282	Nielsen Finance, LLC, Term Loan	2.41 to 4.39	08/09/13	13,825,688
3,604	RGIS Services, LLC, Term Loan	2.91 to 3.96	04/30/14	2,545,056
3,869	Sedgwick CMS Holdings, Inc., Term Loan	3.71	01/31/13	3,075,900
1,980	SMG Holdings, Inc., Term Loan	3.41 to 4.78	07/27/14	1,682,915

				40,632,853

	Chemicals, Plastics & Rubber 7.1%
836	Arizona Chemical Co., Term Loan (a)	2.41	02/28/13	575,659
2,795	Becker-Underwood, Inc., Term Loan	5.03 to 5.28	03/31/10 to 09/30/11	2,543,287
1,300	Bond US Holdings, Inc., Term Loan	5.04	07/10/14	650,000
5,450	Brenntag Holdings GmbH & Co. KG, (Germany) Term Loan	2.33 to 5.50	01/17/14 to 07/17/15	3,979,000
899	Cristal Inorganic Chemicals US, Inc., Term Loan	3.71	05/15/14	598,048
9,787	Ferro Corp., Term Loan	2.45 to 3.46	06/06/12	7,976,787

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals, Plastics & Rubber (Continued)
$1,529	Foamex L.P., Term Loan (d)	3.58 to 5.50%	02/12/13	$479,013
17,656	Hexion Specialty Chemicals, Inc., Term Loan	3.69 to 3.75	05/05/13 to 05/06/13	7,270,368
5,629	Huntsman International, LLC, Term Loan	2.16	04/19/14	3,999,394
5,429	Ineos Holdings, Ltd., (United Kingdom) Term Loan	8.20 to 8.70	12/16/13 to 12/23/14	2,113,787
8,443	Kraton Polymers, LLC, Term Loan	3.44	05/12/13	4,404,648
7,348	Lucite International Group Holdings, Ltd., (United Kingdom) Term Loan	3.16 to 3.43	07/07/13	6,613,173
1,250	Lyondell Chemical Co., Revolving Credit Agreement (e)	4.54	12/20/13	403,126
4,135	Lyondell Chemical Co., Term Loan (e)	4.54	12/22/14	1,521,824
2,520	MacDermid, Inc., Term Loan	2.41	04/12/14	1,549,935
2,877	OMNOVA Solutions, Inc., Term Loan	2.91 to 4.70	05/22/14	1,452,900
4,975	PQ Corp., Term Loan	4.43 to 4.71	07/30/14	3,022,313
4,950	Univar Inc., Term Loan	4.46	10/10/14	2,741,063
4,306	Valley National Gases, Inc., Term Loan	2.66 to 3.71	02/28/14	3,121,700
5,968	Wellman, Inc., Term Loan (d) (e) (l)	5.00	02/10/09 to 02/10/10	1,224,490

				56,240,515

	Construction Material 1.2%
7,346	Axia, Inc., Term Loan	5.00	12/21/12	2,020,158
1,466	Building Materials Corp. Of America, Term Loan (a)	3.63 to 6.25	02/24/14 to 09/15/14	902,892
5,121	Building Materials Holding Corp., Term Loan (a)	6.50 to 8.25	11/10/11	2,099,456
4,720	Contech Construction Products, Inc., Term Loan	2.43	01/31/13	2,194,742
1,500	Custom Building Products, Inc., Term Loan	10.75	04/20/12	890,625
1,996	Panolam Industries International, Inc., Term Loan	3.16	09/30/12	1,177,369

				9,285,242

	Containers, Packaging & Glass 4.0%
1,381	Anchor Glass Container Corp., Term Loan	6.75 to 7.96	06/20/14	1,153,096
3,459	Berlin Packaging LLC, Term Loan	3.41 to 4.89	08/17/14	2,732,393

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass (Continued)
$779	Berry Plastics Group, Inc., Term Loan (a)	2.42%	04/03/15	$574,813
7,493	Consolidated Container Co. LLC, Term Loan	2.58 to 5.91	03/28/14 to 09/28/14	3,457,260
100	Fleming Packaging Corp., Revolving Credit Agreement (c) (d) (e) (l)	10.75	03/31/03	0
871	Fleming Packaging Corp., Term Loan (c) (d) (e) (l)	10.75	08/31/04	0
2,331	Graphic Packaging International, Inc., Revolving Credit Agreement	2.66 to 2.70	05/16/13	1,771,750
3,825	Graphic Packaging International, Inc., Term Loan	2.34 to 3.44	05/16/14	3,161,078
645	Kranson Industries, Inc., Revolving Credit Agreement	2.66 to 5.00	07/31/13	467,737
13,323	Kranson Industries, Inc., Term Loan	3.75	07/31/13	9,725,575
5,855	Packaging Dynamics, Term Loan	2.41 to 3.47	06/09/13	4,713,194
4,045	Pertus Sechzehnte GmbH, (Germany) Term Loan	2.79 to 3.04	06/13/15 to 06/13/16	1,921,364
3,106	Smurfit-Stone Container Corp., Revolving Credit Agreement (e)	3.33	11/01/09	2,057,417
675	Tegrant Holding Corp., Term Loan	6.96	03/08/15	85,500

				31,821,177

	Diversified Manufacturing 1.7%
1,614	Arnold Magnectic Technologies Corp., Term Loan (l)	7.50 to 8.50	03/07/11 to 03/06/12	1,277,009
2,345	Euramax International, Inc., Term Loan	11.00	06/29/13	469,056
1,161	Euramax International, Inc., Term Loan (l)	11.00	06/29/13	232,105
5,986	Mueller Water Products, Inc., Term Loan	2.16 to 3.21	05/24/14	4,841,263
6,590	MW Industries, Inc., Term Loan (l)	3.39 to 5.14	11/01/13	4,902,879
2,213	Wire Rope Corp. of America, Inc., Term Loan	3.71	02/08/14	1,438,160

				13,160,472

	Durable Consumer Products 0.3%
2,767	Brown Jordan International, Inc., Term Loan	3.25 to 6.25	04/30/12	2,213,264

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Ecological 0.4%
$980	Energy Solutions, LLC, Term Loan	2.64%	05/28/13	$850,567
1,162	Environmental Systems Products Holdings, Term Loan	13.50	09/12/12	976,151
1,592	LVI Services, Inc., Term Loan	5.16	11/16/11	676,554
1,350	Synagro Technologies, Inc., Term Loan	5.12	10/02/14	371,250

				2,874,522

	Education & Child Care 2.6%
1,400	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.91 to 5.75	05/28/14	980,000
3,470	Bright Horizons Family Solutions, Inc., Term Loan (a)	6.25 to 7.50	05/28/15	2,372,613
2,611	Educate, Inc., Term Loan	3.71 to 6.71	06/14/13 to 06/14/14	1,752,501
1,116	Education Management, LLC, Revolving Credit Agreement	2.13	06/01/13	792,558
9,425	Education Management, LLC, Term Loan	3.25	06/01/12	7,539,601
12,344	Nelson Education, Ltd., (Canada) Term Loan	3.96	07/05/14	7,097,656

				20,534,929

	Electronics 3.6%
7,664	Dealer Computer Services, Inc., Term Loan	2.41 to 5.91	10/26/12 to 10/26/13	3,542,281
1,439	Deutsche Connector Group, (France) Term Loan	2.69 to 3.19	06/22/14 to 06/22/15	933,691
4,292	Edwards (Cayman Islands II) Ltd, Term Loan	2.41 to 6.16	05/31/14 to 11/30/14	2,305,160
605	H3C Holdings, Ltd., (Cayman Islands) Term Loan	6.70	09/28/12	497,018
4,888	Infor Enterprise Solutions Holdings, Inc., Term Loan	5.21	07/28/12	2,883,625
1,687	Intergraph Corp., Term Loan	4.18	05/29/14	1,368,408
7,139	Kronos, Inc., Term Loan	3.71	06/11/14	4,979,313
2,601	Network Solutions, LLC, Term Loan	2.91 to 3.96	03/07/14	1,495,777
953	Nuance Communications, Inc., Term Loan	2.41	03/31/13	788,995
13,406	Open Solutions, Inc., Term Loan	3.26	01/23/14	5,496,502
390	Stratus Technologies, Inc., Term Loan	5.22	03/29/11	241,800

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics (Continued)
$1,098	Sungard Data Systems, Inc., Revolving Credit Agreement	2.21 to 3.65%	08/11/11	$826,808
998	Sungard Data Systems, Inc., Term Loan	6.75	02/28/14	906,478
2,713	Verint Systems Inc., Term Loan	3.59	05/25/14	1,600,952
718	X-Rite, Inc., Term Loan	7.75 to 8.00	10/24/12	570,996

				28,437,804

	Entertainment & Leisure 5.7%
7,377	Bombardier Recreational Products, Inc., (Canada) Term Loan	3.59 to 4.72	06/28/13	3,485,734
3,757	Cedar Fair, LP, Term Loan (a)	2.41 to 4.25	02/17/12	2,858,487
405	Cinemark USA, Inc., Term Loan (a)	2.09 to 3.99	10/05/13	364,865
7,105	Fender Musical Instruments Corp., Term Loan	2.66 to 3.71	06/09/14	4,440,867
1,986	Gibson Guitar Corp., Term Loan	3.71	12/29/13	1,668,618
4,000	Hicks Sports Group, LLC, Term Loan	4.00	12/22/10	3,100,000
2,769	Metro-Goldwyn-Mayer Studios, Inc., Revolving Credit Agreement	2.75 to 3.14	04/08/10	1,135,385
25,118	Metro-Goldwyn-Mayer Studios, Inc., Term Loan	3.66 to 4.71	04/08/12	11,579,621
1,937	Mets, LP, Term Loan	2.39	07/25/10	1,762,800
4,597	Panavision, Inc., Term Loan	4.41 to 7.03	03/30/11	2,758,217
3,720	Playcore Holdings, Inc., Term Loan	4.00 to 4.75	02/21/14	2,696,909
1,350	Regal Cinemas, Inc., Term Loan	5.21	10/28/13	1,228,688
1,700	True Temper Sports, Inc., Revolving Credit Agreement	5.50	03/15/09	1,147,500
10,198	True Temper Sports, Inc., Term Loan	3.61 to 6.63	03/15/11 to 06/30/11	6,657,214

				44,884,905

	Farming & Agriculture 0.2%
2,000	WM. Bolthouse Farms, Inc., Term Loan (a)	5.91	12/16/13	1,225,000

	Finance 4.7%
527	DCS Business Services, Inc., Term Loan (l)	10.75	08/04/11	416,443
4,570	First Data Corp., Term Loan	3.14 to 3.16	09/24/14	2,912,887

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Finance (Continued)
$3,675	Grosvenor Capital Management Holdings, LLP, Term Loan	2.44 to 4.21%	12/05/13	$1,947,869
10,298	iPayment, Inc., Term Loan	2.33 to 3.47	05/10/13	6,796,667
8,329	LPL Holdings, Inc., Term Loan	2.16 to 3.21	06/28/13	5,997,151
1,978	Metavante Corp., Term Loan	4.94	11/03/14	1,666,060
8,085	National Processing Company Group, Term Loan	3.44 to 7.96	09/29/12 to 09/29/14	4,597,125
3,308	Nuveen Investments, Inc., Term Loan	3.40 to 4.47	11/13/14	1,596,271
9,910	Oxford Acquisition III Ltd., (United Kingdom) Term Loan	2.88	05/12/14	4,191,863
7,438	RJO Holdings Corp., Term Loan	3.43 to 7.18	07/12/14 to 07/12/15	2,858,437
10,124	Transfirst Holdings, Inc., Term Loan	4.21 to 7.46	06/15/14 to 06/15/15	4,239,768

				37,220,541

	Grocery 0.2%
1,844	Roundy’s Supermarkets, Inc., Term Loan	3.18 to 3.20	11/03/11	1,514,750

	Health & Beauty 1.0%
4,499	American Safety Razor Co., Term Loan	2.91 to 6.66	07/31/13 to 01/30/14	3,107,687
10,884	Marietta Intermediate Holding Corp, Term Loan (b)	5.41 to 12.00	11/30/10 to 12/17/11	1,707,681
5,594	Philosophy Inc., Term Loan	2.41	03/16/14	3,496,203

				8,311,571

	Healthcare 11.1%
6,269	American Medical Systems, Inc., Term Loan	2.69	07/20/12	5,453,990
564	Catalent Pharma Solutions, Inc., Revolving Credit Agreement	2.58 to 2.69	04/10/13	361,143
7,388	Catalent Pharma Solutions, Inc., Term Loan (a)	3.71	04/10/14	4,697,216
2,535	Community Health Systems, Inc., Term Loan	2.72 to 4.45	07/25/14	2,155,256
1,183	Concentra Inc., Term Loan	3.71	06/25/14	715,735
4,972	CRC Health Group, Inc., Term Loan	3.71	02/06/13	3,190,215
4,801	DSI Renal, Inc., Term Loan	3.75	03/31/13	2,700,459
1,250	Fresenius SE, (Germany) Term Loan	6.75	07/07/14	1,204,166
691	Genoa Healthcare Group, LLC, Term Loan	6.00	08/10/12	531,844
302	Golden Living, Term Loan	3.16	03/14/11	258,468

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Healthcare (Continued)
$8,120	Harlan Sprague Dawley, Inc., Term Loan	2.85 to 4.75%	07/11/14	$6,130,943
2,541	HCA, Inc., Term Loan	2.96 to 3.71	11/17/12 to 11/18/13	2,139,547
2,204	HCR Healthcare, LLC, Term Loan	2.83 to 2.91%	12/22/14	1,548,296
8,672	Health Management Associates, Inc., Term Loan	3.21	02/28/14	6,352,553
5,920	Iasis Healthcare, LLC, Term Loan	2.41 to 2.42	03/15/14	5,090,824
10,835	Inverness Medical Innovations, Inc., Term Loan	2.44 to 3.47	06/26/14	9,345,187
15,635	Multiplan, Inc., Term Loan	2.94	04/12/13	11,908,564
967	Select Medical Corp., Revolving Credit Agreement	4.55 to 4.75	02/24/11	686,333
2,394	Sterigenics International, Inc., Term Loan	4.18 to 4.50	11/21/13	1,735,439
2,382	Sun Healthcare Group, Inc., Term Loan	3.16 to 4.17	04/19/14 to 04/21/14	1,965,337
1,056	Surgical Care Affiliates, LLC, Revolving Credit Agreement	3.46	06/29/13	533,280
11,820	Surgical Care Affiliates, LLC, Term Loan	3.46	12/29/14	7,239,750
10,800	United Surgical Partners International, Inc., Term Loan	2.34 to 3.16	04/19/14	8,856,332
4,433	Viant Holdings, Inc., Term Loan	3.71	06/25/14	2,282,737

				87,083,614

	Home & Office Furnishings, Housewares & Durable Consumer Products 1.1%
8,232	Generation Brands, LLC, Term Loan (b)	8.72	06/20/13	2,315,162
2,526	Hunter Fan Co., Revolving Credit Agreement	4.25	04/16/13	1,326,172
2,117	Hunter Fan Co., Term Loan	4.74 to 7.09	04/16/14 to 10/16/14	940,913
2,309	Mattress Holding Corp., Inc., Term Loan	2.67	01/18/14	761,958
7,400	National Bedding Co., LLC, Term Loan	5.39	02/28/14	2,688,664
1,750	Sealy Mattress Co., Revolving Credit Agreement	4.92 to 7.00	04/06/10	1,006,250

				9,039,119

	Hotels, Motels, Inns & Gaming 10.4%
1,250	BLB Worldwide Holdings, Inc., Term Loan (a) (b) (d)	4.70	07/18/12	112,500

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
$6,381	BLB Worldwide Holdings, Inc., Term Loan (a) (b)	2.95 to 4.75%	08/23/11	$2,531,165
509	Cannery Casino Resorts, LLC, Revolving Credit Agreement	2.83 to 4.75	05/18/12	479,818
13,393	Cannery Casino Resorts, LLC, Term Loan	2.60 to 4.60%	05/18/13 to 05/18/14	12,348,928
4,330	Golden Nugget, Inc., Term Loan	2.39 to 3.67	06/30/14 to 12/31/14	1,260,627
8,937	Greektown Casino, LLC, Term Loan (d) (e)	7.00	12/03/12	3,253,120
2,388	Greektown Holdings, LLC, Term Loan	8.50	06/01/09	2,029,774
14,694	Green Valley Ranch Gaming, LLC, Term Loan	4.00 to 4.39	02/16/14	6,318,361
45,231	Harrah’s Operating Co., Inc., Bridge Loan	9.25 to 10.00	01/28/16 to 01/28/18	14,699,970
300	Harrah’s Operating Co., Inc., Term Loan	4.16 to 4.46	01/28/15	187,703
18,679	Las Vegas Sands, LLC/Venetian Casino, Term Loan	2.16	05/23/14	9,232,993
5,000	Magnolia Hill, LLC, Term Loan	3.59 to 3.69	10/30/13	4,450,000
20,825	New World Gaming Partners Holdings, Ltd., Term Loan	3.94	09/30/14	9,605,531
12,700	Venetian Macau, Ltd., Term Loan	2.66	05/25/12 to 05/26/13	7,360,221
9,251	Yonkers Racing Corp., Term Loan	10.50	08/12/11	7,955,650

				81,826,361

	Insurance 4.7%
3,933	Alliant Holdings I, Inc., Term Loan	4.46	08/21/14	3,107,367
9,850	AmWins Group Inc, Term Loan	2.84 to 4.70	06/08/13	5,762,250
631	Applied Systems, Inc., Term Loan	3.68 to 3.96	09/26/13	482,709
2,365	Audatex North America, Inc., Term Loan	3.75	05/16/14	1,702,922
3,053	Conseco, Inc., Term Loan	2.39	10/10/13	1,976,993
9,947	HMSC Corp., Term Loan	2.58 to 5.91	04/03/14 to 10/03/14	5,245,359
8,019	Mitchell International, Inc., Term Loan	3.50 to 6.75	03/28/14 to 03/30/15	5,013,875
4,033	USI Holdings Corp., Revolving Credit Agreement	2.91	05/05/13	2,057,000

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Insurance (Continued)
$13,133	USI Holdings Corp., Term Loan	4.21%	05/05/14	$7,617,333
5,471	Vertafore, Inc., Term Loan	4.66 to 8.16	01/31/12 to 01/31/13	3,973,294

				36,939,102

	Machinery 0.5%
1,930	Goodman Global, Inc., Term Loan	7.71	02/13/14	1,589,235
2,963	Mold-Masters Luxembourg Holdings, S.A. Term Loan	3.94	10/11/14	2,073,750

				3,662,985

	Medical Products & Services 2.8%
2,025	Advanced Medical Optics, Inc., Term Loan	3.80 to 4.86	04/02/14	1,954,588
8,780	AGA Medical Corp., Term Loan	3.36 to 5.10	04/28/13	7,462,679
8,710	Carestream Health, Inc., Term Loan (a)	2.41 to 3.17	04/30/13	6,808,643
7,500	VWR International, Inc., Term Loan	2.91	06/29/14	5,550,000

				21,775,910

	Mining, Steel, Iron & Non-Precious Metals 0.1%
738	John Maneely Co., Term Loan	4.41 to 4.60	12/09/13	409,711

	Natural Resources 0.8%
1,120	CDX Funding, LLC, Term Loan (a) (d) (e)	12.25	03/31/13	589,867
10,381	Western Refining, Inc., Term Loan	9.25	05/30/14	5,826,169

				6,416,036

	Non-Durable Consumer Products 2.4%
4,028	Amscan Holdings, Inc., Term Loan	3.72 to 4.42	05/25/13	2,749,281
6,432	Huish Detergents, Inc., Term Loan	2.23	04/26/14	5,483,186
6,745	KIK Custom Products, Inc., Term Loan	2.64 to 5.39	05/31/14 to 11/30/14	1,869,390
2,150	Mega Brands, Inc., (Canada) Term Loan	8.75	07/26/12	483,815
406	Spectrum Brands, Inc., Revolving Credit Agreement	4.45	03/30/13	252,593
8,015	Spectrum Brands, Inc., Term Loan	5.40 to 6.15	03/30/13	4,989,138

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Non-Durable Consumer Products (Continued)
$1,800	Targus Group International, Inc., Term Loan	10.67%	05/22/13	$549,000
4,155	Yankee Candle Co., Inc., Term Loan	2.41 to 3.47	02/06/14	2,285,091

				18,661,494

	Paper & Forest Products 0.9%
2,400	Ainsworth Lumber Co, Ltd., Term Loan	5.44	06/26/14	1,728,000
1,822	Tidi Products, LLC, Term Loan (l)	3.44 to 4.94	12/29/11 to 06/29/12	1,348,517
383	Verso Paper Holding, LLC, Term Loan (b)	7.69 to 8.44	08/01/13	143,659
7,207	White Birch Paper Co., (Canada) Term Loan	4.21	05/08/14	3,062,948
1,369	Xerium Technologies, Inc., Term Loan	6.96	05/18/12	759,664

				7,042,788

	Pharmaceuticals 0.4%
4,455	Generics International, Inc., Term Loan	4.96	10/31/14	3,296,700

	Printing & Publishing 9.4%
3,216	American Media Operations, Inc., Term Loan	10.00	01/31/13	1,929,382
1,670	Ascend Media Holdings, LLC, Term Loan (d)	8.82 to 9.77	01/31/12	417,538
1,956	Caribe Media, Inc., Term Loan	2.59 to 2.64	03/31/13	1,369,209
10,491	Cygnus Business Media, Inc., Term Loan (d)	5.75	07/13/09	5,770,187
2,500	Dex Media West, LLC, Term Loan	7.00	10/24/14	1,375,000
992	DRI Holdings, Inc.,Term Loan	3.41 to 6.88	07/03/14	595,081
8,946	Endurance Business Media, Inc., Term Loan	4.75	07/26/13	6,441,374
5,000	Endurance Business Media, Inc., Term Loan (l)	9.25	01/26/14	1,500,000
8,075	F&W Publications, Inc., Term Loan	4.76 to 5.75	02/05/13 to 08/05/13	2,286,897
10,204	Gatehouse Media Inc., Term Loan	2.43 to 4.20	08/28/14	2,644,526
5,544	Hanley-Wood, LLC, Term Loan	2.64 to 2.69	03/08/14	2,171,230
4,410	Idearc, Inc., Term Loan	2.42 to 3.46	11/17/14	1,531,372

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing (Continued)
$1,544	Intermedia Outdoor, Inc., Term Loan	4.46%	01/31/13	$926,100
1,593	Knowledgepoint360 Group, LLC, Term Loan	5.39 to 9.14	04/14/14 to 04/13/15	1,174,251
2,488	Local Insight Regatta Holdings, Inc., Term Loan	7.75	04/23/15	1,181,562
2,209	MC Communications, LLC, Term Loan (b)	13.50	12/31/10	717,798
5,373	MediaNews Group, Inc., Term Loan	3.41 to 4.66	12/30/10 to 08/02/13	1,798,062
5,733	Merrill Communications, LLC, Term Loan	3.71 to 8.70	05/15/11 to 11/15/13	2,908,602
3,691	Network Communications, Inc., Term Loan	3.62 to 5.10	11/30/12	2,915,962
2,333	Newsday, LLC, Term Loan	6.59	08/01/13	2,012,500
7,385	Penton Media, Inc., Term Loan	2.66 to 6.17	02/01/13 to 02/01/14	1,989,776
3,337	Proquest CSA, LLC, Term Loan	2.92	02/10/14	2,702,700
3,684	Questex Media Group, Inc., Term Loan	5.21	05/04/14	2,854,906
10,910	Reader’s Digest Association, Inc., Term Loan	2.39 to 4.21	03/02/14	4,364,102
3,473	R.H. Donnelley, Inc., Term Loan	6.75	06/30/11	2,240,581
738	SGS International, Inc., Term Loan	3.96 to 4.32	12/30/11	479,409
1,481	Summit Business Media Intermediate, Term Loan	4.75	01/06/14	703,594
2,904	Thomas Nelson Publishers, Term Loan	8.75	06/12/12	1,030,819
66,667	Tribune Co., Bridge Loan (d) (e) (l)	8.25	12/20/15	1,000,000
29,886	Tribune Co., Term Loan (d) (e)	5.25	05/19/14	8,357,522
10,219	Yell Group, PLC, (United Kingdom) Term Loan	2.66 to 3.41	04/30/11 to 02/10/13	6,412,662

				73,802,704

	Restaurants & Food Service 2.2%
6,957	Advantage Sales & Marketing, Inc., Term Loan	2.44 to 3.47	03/29/13	5,096,153
2,017	Arby’s Restaurant Group, Inc., Term Loan (a)	2.66	07/25/12	1,381,680
3,152	Center Cut Hospitality, Inc., Term Loan	4.66	07/06/14	1,812,400

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Restaurants & Food Service (Continued)
$5,859	NPC International, Inc., Term Loan	2.09 to 3.21%	05/03/13	$4,746,084
45	OSI Restaurant Partners, LLC, Revolving Credit Agreement	2.69 to 4.25	06/14/13	20,856
206	OSI Restaurant Partners, LLC, Term Loan	2.69	06/14/14	95,541
5,401	Sagittarius Brands, Inc., Term Loan	10.25	03/29/13	1,944,486
928	Volume Services America, Inc., Revolving Credit Agreement	8.25	12/31/12	649,534
2,621	Volume Services America, Inc., Term Loan	8.25	12/31/12	1,834,600

				17,581,334

	Retail—Oil & Gas 0.4%
4,216	The Pantry, Inc., Term Loan	2.16	05/15/14	3,214,518

	Retail—Specialty 0.6%
5,062	Nebraska Book Co., Inc., Term Loan	6.38	03/04/11	3,745,842
1,042	Visant Holding Corp., Revolving Credit Agreement	2.14	10/04/10	755,734

				4,501,576

	Retail—Stores 1.5%
600	General Nutrition Centers, Inc., Revolving Credit Agreement	2.33	03/16/12	345,000
7,290	General Nutrition Centers, Inc., Term Loan	3.69 to 3.72	09/16/13	4,993,889
5,486	Guitar Center, Inc., Term Loan	3.87 to 5.75	10/09/14	2,825,419
3,484	Rite Aid Corp., Term Loan	2.09 to 6.00	06/04/14	2,418,975
1,642	Sally Holdings, Inc., Term Loan	2.66 to 4.50	11/16/13	1,371,708

				11,954,991

	Telecommunications—Local Exchange Carriers 1.2%
3,851	Global Tel*Link Corp., Term Loan	4.41 to 4.96	02/14/13	3,388,526
1,339	Hargray Acquisition Co., Term Loan	3.38	06/29/14	1,124,655
312	NuVox Transition Subsidiary, LLC, Term Loan	5.17	05/31/14	222,591
3,213	Orius Corp., LLC, Term Loan (c) (d) (e) (f) (l)	7.50	01/23/09	0
2,377	Orius Corp., LLC, Term Loan (c) (d) (e) (l)	8.00	01/23/10	0
2,182	Paetec Holding Corp., Term Loan	2.91	02/28/13	1,400,224

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications—Local Exchange Carriers (Continued)
$3,824	Sorenson Communications, Inc., Term Loan	2.91 to 7.41%	08/16/13 to 02/16/14	$3,134,920

				9,270,916

	Telecommunications—Long Distance 0.0%
400	Level 3 Communications, Inc., Term Loan	2.62 to 3.51	03/13/14	292,572

	Telecommunications—Wireless 0.9%
2,272	Asurion Corp., Term Loan (a)	3.39 to 5.71	07/03/14	1,658,275
5,957	CommScope, Inc., Term Loan	2.91 to 3.96	12/27/14	5,078,013
477	MetroPCS Wireless, Inc., Term Loan	2.69 to 5.50	11/03/13	417,160

				7,153,448

	Textiles & Leather 2.3%
10,885	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	5,174,419
855	HanesBrands, Inc., Term Loan	2.66	09/05/12	795,508
5,850	HBI Branded Apparel Ltd., Inc., Term Loan	4.91	03/05/14	4,923,752
4,300	Levi Strauss & Co, Term Loan	2.58	03/27/14	2,456,375
3,358	St. John Knits International, Inc., Term Loan	3.41	03/21/12	2,266,448
2,772	Varsity Brands, Inc., Term Loan	3.13	02/22/14	2,466,866

				18,083,368

	Transportation—Cargo 0.8%
880	Cardinal Logistics Management, Inc., Term Loan	4.08	09/23/13	527,856
4,925	JHCI Acquisitions, Inc., Term Loan	2.91	06/19/14	2,556,075
1,624	Kenan Advantage Group, Inc., Term Loan	4.46	12/16/11	1,096,366
2,425	Rail America, Inc., Term Loan	5.44	08/14/09	2,218,875

				6,399,172

	Transportation—Personal 0.3%
3,152	Coach America Holdings, Inc., Term Loan	4.21 to 4.92	04/20/14	2,137,919

	Transportation—Rail Manufacturing 0.2%
2,088	Helm Holding Corp., Term Loan	2.64 to 4.45	07/08/11	1,712,266

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Utilities 4.4%
$2,236	Bicent Power, LLC, Term Loan	3.46%	06/30/14	$1,358,322
91	Boston Generating, LLC, Revolving Credit Agreement (a)	3.71	12/20/13	58,830
1,763	Boston Generating, LLC, Term Loan (a)	2.66 to 3.71	12/20/13	1,140,793
12,602	First Light Power Resources Inc., Term Loan	3.85 to 5.97	11/01/13 to 05/01/14	9,139,159
2,800	Longview Power, LLC, Term Loan	3.75 to 4.25	02/28/14	1,953,000
187	Mach Gen, LLC, Term Loan	3.22	02/22/13	139,129
1,860	NSG Holdings, LLC, Term Loan	3.50	06/15/14	1,581,205
4,200	Primary Energy Operating, LLC, Term Loan	6.04	08/24/09	3,391,500
10,945	Texas Competitive Electric Holdings Co., LLC, Term Loan	3.84 to 5.89	10/13/14	7,045,922
212	TPF Generation Holdings, LLC, Revolving Credit Agreement	2.00	12/15/11	192,190
6,994	TPF Generation Holdings, LLC, Term Loan	2.41 to 5.71	12/15/13 to 12/15/14	5,151,980
4,615	USPF Holdings, LLC, Term Loan	2.08	04/11/14	3,669,309

				34,821,339

Total Variable Rate** Senior Loan Interests 124.5%				980,622,539

Description				Value

Notes 0.8%
Builders FirstSource, Inc. ($4,200,000 par, 6.40% coupon, maturing 02/15/12) (g)				1,260,000
Compression Polymers Corp. ($2,300,000 par, 8.56% coupon, maturing 07/01/12) (g)				1,276,500
Environmental Systems Products Holdings, Inc. ($392,533 par, 8.00% coupon, maturing 03/31/15) (b) (l)				0
Qwest Corp. ($3,500,000 par, 5.25% coupon, maturing 06/15/13) (g)				3,010,000
Verso Paper Holdings, LLC ($1,500,000 par, 4.92% coupon, maturing 08/01/14) (g) (h)				442,500

Total Notes 0.8%				5,989,000

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Description	Value

Equities 0.0%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, Acquired date 09/03/04, Cost $27,398) (i) (l)	$53,798
Building Materials Holding Corp. (Warrants for 28,197 common shares, Expiration date 09/30/15, Acquired date 10/09/08, Cost $0) (i) (k)	0
DecorateToday.com (198,600 common shares, Acquired date 12/31/98, Cost $3,505,909) (i) (j) (k) (l)	0
Environmental Systems Products Holdings, Inc. (6,195 common shares, Acquired date 09/27/07, Cost $0) (i) (k) (l)	0
Environmental Systems Products Holdings, Inc. (2,838 preferred shares, Acquired date 09/27/07, Cost $70,950) (i) (k) (l)	0
Gentek, Inc. (Canada) (Warrants for 526 common shares, Acquired date 10/17/06, Expiration date 10/31/10, Cost $0) (i) (k)	26,958
Gentek, Inc. (Canada) (4,497 common shares, Acquired date 10/17/06, Cost $69,064) (i) (k)	61,379
IAP Worldwide Services, Inc. (Warrants for 25,936 common shares, Expiration date 06/11/15, Acquired date 06/18/08,Cost $0) (i) (k) (l)	0
IAP Worldwide Services, Inc. (Warrants for 58,792 common shares, Expiration date 06/11/15, Acquired date 06/18/08,Cost $0) (i) (k) (l)	0
IDT Corp. (22,898 common shares) (i)	8,014
Safelite Realty (48,903 common shares, Acquired date 10/20/00, Cost $0) (i) (j) (k) (l)	0

Total Equities 0.0%	150,149

Total Long-Term Investments 125.3% (Cost $1,759,116,803)	986,761,688

Total Time Deposit 1.0%
State Street Bank & Trust Co. ($7,835,593 par, 0.10% coupon, dated 1/30/09, to be sold on 02/02/09 at $7,835,658) (a) (Cost $7,835,593)	7,835,593

Total Investments 126.3% (Cost $1,766,952,396)	994,597,281

Borrowings (25.1%)	(198,000,000)

Liabilities in Excess of Other Assets (1.2%)	(9,262,153)

Net Assets 100.0%	$787,335,128

Percentages are calculated as a percentage of net assets.

(a)	All or a portion of this security is designated in connection with unfunded loan commitments.

(b)	All or a portion of this security is payment-in-kind.

(c)	This borrower is currently in liquidation.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

(d)	This Senior Loan interest is non-income producing.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	The borrower is in the process of restructuring or amending the terms of this loan.

(g)	Variable rate security. Interest rate shown is that in effect at January 31, 2009.

(h)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i)	Non-income producing security.

(j)	Affiliated Fund

(k)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.01% of the net assets of the Fund.

(l)	Market Value is determined in accordance with procedures established in good faith by the Board of Trustees.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Ratings Allocation as of 1/31/09 (Unaudited)

BBB/Baa	0.4%
BB/Ba	34.7
B/B	33.4
CCC/Caa	7.8
CC/Ca	0.4
C/C	0.9
Non-Rated	22.4

Ratings allocations are as a percentage of debt obligations. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively. Bank Loans rated below BBB by Standard and Poor’s or Baa by Moody’s are considered to be below investment grade.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Portfolio of Investments  ■  January 31, 2009 (Unaudited)  continued

Swap agreements outstanding as of January 31, 2009:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
	Reference	Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Entity	Protection	Rate	Date	(000)	Payments	Value	Entity*

Goldman Sachs International	Boston Generating, LLC	Sell	2.000%	06/09/20	$3,000	$0	$(240,081)	NR
Goldman Sachs International	K. Hovnanian Enterprises, Inc.	Sell	2.150	06/20/09	1,500	0	(101,993)	B–
Goldman Sachs International	K. Hovnanian Enterprises, Inc.	Sell	3.750	06/20/12	1,500	0	(741,500)	B–
Goldman Sachs International	Texas Competitive Electric Holdings Company LLC	Sell	2.850	06/20/10	5,000	0	(692,014)	B–

Total Credit Default Swaps					$11,000	$0	$(1,775,588)

Swap Collateral Pledged to Counterparty Goldman Sachs International							1,390,000

Total Swap Agreements							$(385,588)

NR- Non-Rated

*	Credit Rating as issued by Standard and Poor’s.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2009 (Unaudited)

Assets:
Unaffiliated Investments (Cost $1,763,446,487)	$994,597,281
Affiliated Investments (Cost $3,505,909)	-0-

Total Investments (Cost $1,766,952,396)	994,597,281
Receivables:
Investments Sold	10,854,755
Interest and Fees	7,300,358
Fund Shares Sold	2,246,150
Other	14,349

Total Assets	1,015,012,893

Liabilities:
Payables:
Borrowings	198,000,000
Income Distributions	1,317,229
Investments Purchased	1,250,000
Investment Advisory Fee	572,882
Distributor and Affiliates	313,495
Administrative Fee	162,250
Fund Shares Repurchased	1,120
Unfunded Commitments	22,575,617
Trustees’ Deferred Compensation and Retirement Plans	995,844
Swap Contracts	385,588
Accrued Interest Expense	152,778
Accrued Expenses	1,950,962

Total Liabilities	227,677,765

Net Assets	$787,335,128

Net Assets Consist of:
Capital	$2,963,540,329
Accumulated Undistributed Net Investment Income	(8,233,002)
Net Unrealized Depreciation	(796,706,320)
Accumulated Net Realized Loss	(1,371,265,879)

Net Assets	$787,335,128

Net Asset Value and Maximum Offering Price Per Share:
Class A Shares:
Net Asset value and redemption price per share (Based on net assets of $122,113,383 and 28,113,650 shares of beneficial interest issued and outstanding)	$4.34
Maximum sales charge (3.25%* of offering price)	0.15

Maximum offering price to public	$4.49

Class B Shares:
Net asset value and offering price per share (Based on net assets of $13,554,147 and 3,120,127 shares of beneficial interest issued and outstanding)	$4.34

Class C Shares:
Net asset value and offering price per share (Based on net assets of $148,720,473 and 34,232,644 shares of beneficial interest issued and outstanding)	$4.34

Class IB Shares:
Net asset value and offering price per share (Based on net assets of $425,464,132 and 97,862,096 shares of beneficial interest issued and outstanding)	$4.35

Class IC Shares:
Net asset value and offering price per share (Based on net assets of $77,482,993 and 17,830,994 shares of beneficial interest issued and outstanding)	$4.35

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2009 (Unaudited)

Investment Income:
Interest from Unaffiliated Investments	$60,592,244
Other	1,794,386

Total Income	62,386,630

Expenses:
Investment Advisory Fee	4,989,034
Credit Line	2,412,983
Distribution and Service Fees
Class A	236,189
Class B	103,390
Class C	1,149,979
Class IC	83,286
Administration Fee	1,431,094
Transfer Agent Fees	741,936
Reports to Shareholders	347,672
Custody	216,654
Professional Fees	145,502
Accounting and Administrative Expenses	102,588
Registration Fees	37,694
Depreciation in Trustees’ Deferred Compensation Accounts	(272,621)
Trustees’ Fees and Related Expenses	13,201
Other	737,828

Total Operating Expenses	12,476,409
Service Fee Reimbursement	632,818
Less Credits Earned on Cash Balances	14,388

Net Operating Expenses	11,829,203
Interest Expense	4,314,221

Total Expenses	16,143,424

Net Investment Income	$46,243,206

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Unaffiliated Investments	$(194,442,248)
Swap Contracts	(1,002,980)

Net Realized Loss	(195,445,228)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(357,880,690)

End of the Period:
Investments	(772,355,115)
Swap Contracts	(1,775,588)
Unfunded Commitments	(22,575,617)

(796,706,320)

Net Unrealized Depreciation During the Period	(438,825,630)

Net Realized and Unrealized Loss	$(634,270,858)

Net Decrease in Net Assets From Operations	$(588,027,652)

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	January 31, 2009	July 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$46,243,206	$150,350,796
Net Realized Loss	(195,445,228)	(105,789,809)
Net Unrealized Depreciation During the Period	(438,825,630)	(198,554,777)

Change in Net Assets from Operations	(588,027,652)	(153,993,790)

Distributions from Net Investment Income:
Class A Shares	(8,122,719)	(30,558,128)
Class B Shares	(808,328)	(2,505,637)
Class C Shares	(8,944,661)	(31,496,092)
Class IB Shares	(26,027,792)	(72,684,411)
Class IC Shares	(4,845,077)	(14,604,503)

Total Distributions	(48,748,577)	(151,848,771)

Net Change in Net Assets from Investment Activities	(636,776,229)	(305,842,561)

From Capital Transactions:
Proceeds from Shares Sold	21,575,198	236,728,243
Net Asset Value of Shares Issued Through Dividend Reinvestment	22,904,467	86,607,702
Cost of Shares Repurchased	(240,951,012)	(918,036,034)

Net Change in Net Assets from Capital Transactions	(196,471,347)	(594,700,089)

Total Decrease in Net Assets	(833,247,576)	(900,542,650)
Net Assets:
Beginning of the Period	1,620,582,704	2,521,125,354

End of the Period (Including accumulated undistributed net investment income of $(8,233,002) and $(5,727,631), respectively)	$787,335,128	$1,620,582,704

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Statements  continued

Statement of Cash Flows (Unaudited)
For the Six Months Ended January 31, 2009

Change in Net Assets from Operations	$(588,027,652)

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Cash Provided by Operating Activities:
Purchase of Investments	(72,338,155)
Principal Repayments/Sales of Investments	539,727,808
Net Purchases of Short-Term Investments	21,145,062
Amortization of Loan Fees	130,495
Net Loan Fees Received	76,809
Accretion of Discounts	(1,807,841)
Net Realized Gain/Loss on Investments	194,442,248
Net Change in Unrealized Appreciation/Depreciation on Investments	425,326,324
Decrease in Receivable for Investments Sold	685,765
Decrease in Interest and Fees Receivables and Other Assets	3,630,500
Decrease in Payable for Investments Purchased	(25,822,141)
Decrease in Accrued Expenses and Other Payables	(1,290,300)
Net Change in Swap Contracts	323,916
Net Change in Unfunded Commitments	12,635,390
Decrease in Trustees’ Deferred Compensation and Retirement Plans	(271,672)

Total Adjustments	1,096,594,208

Net Cash Provided by Operating Activities	508,566,556

Cash Flows from Financing Activities:
Proceeds from Shares Sold	19,776,097
Change in Bank Borrowings	(260,000,000)
Change in Accrued Interest Expense	(888,540)
Payments on Shares Repurchased	(241,328,003)
Cash Distributions Paid	(26,126,110)

Net Cash from Financing Activities	(508,566,556)

Net Increase in Cash	-0-
Cash at Beginning of the Period	-0-

Cash at End of the Period	-0-

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Year for Interest	$5,202,761

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 18, 2005
	Ended				(Commencement of
	January 31,	Year Ended July 31,			Operations) to
Class A Shares	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.24	0.61	0.66	0.54	0.18
Net Realized and Unrealized Loss	(3.13)	(1.17)	(0.29)	(0.15)	(0.04)

Total from Investment Operations	(2.89)	(0.56)	0.37	0.39	0.14
Less Distributions from Net Investment Income	0.25	0.61	0.71	0.50	0.16

Net Asset Value, End of the Period	$4.34	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–39.02% **	–6.70%	4.06%	4.39%	1.75% **
Net Assets at End of the Period (In millions)	$122.1	$281.4	$544.7	$91.0	$54.0
Ratios to Average Net Assets:*
Operating Expense	1.89%	1.44%	1.41%	1.39%	1.42%
Interest Expense	0.76%	1.07%	1.09%	0.10%	0.04%
Total Net Expense	2.65%	2.51%	2.50%	1.49%	1.46%
Net Investment Income	8.21%	7.55%	7.34%	5.95%	4.44%
Portfolio Turnover (c)	5% **	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.14%	1.69%	1.66%	1.64%	1.67%
Interest Expense	0.76%	1.07%	1.09%	0.10%	0.04%
Total Gross Expense	2.90%	2.76%	2.75%	1.74%	1.71%
Net Investment Income	7.96%	7.30%	7.09%	5.70%	4.19%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$198,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$4,976	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 18, 2005
	Ended				(Commencement of
	January 31,	Year Ended July 31,			Operations) to
Class B Shares	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.22	0.55	0.60	0.47	0.14
Net Realized and Unrealized Loss	(3.13)	(1.17)	(0.30)	(0.14)	(0.03)

Total from Investment Operations	(2.91)	(0.62)	0.30	0.33	0.11
Less Distributions from Net Investment Income	0.23	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$4.34	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–39.30% **	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$13.6	$29.6	$41.5	$17.8	$10.8
Ratios to Average Net Assets:*
Operating Expense	2.65%	2.20%	2.18%	2.14%	2.18%
Interest Expense	0.76%	1.04%	1.10%	0.10%	0.04%
Total Net Expense	3.41%	3.24%	3.28%	2.24%	2.22%
Net Investment Income	7.48%	6.76%	6.67%	5.24%	3.73%
Portfolio Turnover (c)	5% **	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.90%	2.45%	2.43%	2.39%	2.43%
Interest Expense	0.76%	1.04%	1.10%	0.10%	0.04%
Total Gross Expense	3.66%	3.49%	3.53%	2.49%	2.47%
Net Investment Income	7.23%	6.51%	6.42%	4.99%	3.48%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$198,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$4,976	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months				February 18, 2005
	Ended				(Commencement of
	January 31,	Year Ended July 31,			Operations) to
Class C Shares	2009	2008	2007	2006	July 31, 2005

Net Asset Value, Beginning of the Period	$7.48	$8.65	$8.99	$9.10	$9.12

Net Investment Income (a)	0.22	0.55	0.59	0.47	0.14
Net Realized and Unrealized Loss	(3.13)	(1.17)	(0.29)	(0.14)	(0.03)

Total from Investment Operations	(2.91)	(0.62)	0.30	0.33	0.11
Less Distributions from Net Investment Income	0.23	0.55	0.64	0.44	0.13

Net Asset Value, End of the Period	$4.34	$7.48	$8.65	$8.99	$9.10

Total Return (b)	–39.30% **	–7.43%	3.29%	3.63%	1.41% **
Net Assets at End of the Period (In millions)	$148.7	$338.6	$563.5	$72.5	$55.7
Ratios to Average Net Assets:*
Operating Expense	2.64%	2.20%	2.16%	2.14%	2.17%
Interest Expense	0.76%	1.06%	1.09%	0.10%	0.04%
Total Net Expense	3.40%	3.26%	3.25%	2.24%	2.21%
Net Investment Income	7.47%	6.79%	6.55%	5.19%	3.66%
Portfolio Turnover (c)	5% **	35%	74%	84%	90%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Average Net Assets:
Operating Expense	2.89%	2.45%	2.41%	2.39%	2.42%
Interest Expense	0.76%	1.06%	1.09%	0.10%	0.04%
Total Gross Expense	3.65%	3.51%	3.50%	2.49%	2.46%
Net Investment Income	7.22%	6.54%	6.30%	4.94%	3.41%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$198,000	$458,000	$555,000	$195,000	$123,000
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$4,976	$4,538	$5,543	$10,127	$18,767

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
Class IB Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$7.49	$8.66	$9.01	$9.11	$9.00	$8.29

Net Investment Income (a)	0.24	0.61	0.68	0.54	0.37	0.30
Net Realized and Unrealized Gain/Loss	(3.13)	(1.17)	(0.32)	(0.14)	0.08	0.68

Total from Investment Operations	(2.89)	(0.56)	0.36	0.40	0.45	0.98

Less:
Distributions from Net Investment Income	0.25	0.61	0.71	0.50	0.34	0.25
Return of Capital Distributions	-0-	-0-	-0-	-0-	-0-	0.02

Total Distributions	0.25	0.61	0.71	0.50	0.34	0.27

Net Asset Value, End of the Period	$4.35	$7.49	$8.66	$9.01	$9.11	$9.00

Total Return (b)	–38.96% *	–6.69%	4.05%	4.38%	5.18%	12.03%
Net Assets at End of the Period (In millions)	$425.5	$815.1	$1,131.8	$1,307.2	$1,639.0	$1,703.1
Ratios to Average Net Assets:
Operating Expense	1.91%	1.45%	1.43%	1.39%	1.38%	1.48%
Interest Expense	0.75%	1.04%	1.11%	0.10%	0.04%	0.00%	(e)
Total Net Expense	2.66%	2.49%	2.54%	1.49%	1.42%	1.48%
Net Investment Income	8.26%	7.51%	7.49%	5.87%	4.09%	3.44%
Portfolio Turnover (c)	5% *	35%	74%	84%	90%	94%

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$198,000	$458,000	$555,000	$195,000	$123,000	-0-
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$4,976	$4,538	$5,543	$10,127	$18,767	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)	Amount is less than 0.01%

N/A=Not Applicable

*	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

	Six Months
	Ended
	January 31,	Year Ended July 31,
Class IC Shares	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of the Period	$7.49	$8.66	$9.00	$9.11	$9.00	$8.29

Net Investment Income (a)	0.24	0.61	0.68	0.54	0.37	0.28
Net Realized and Unrealized Gain/Loss	(3.13)	(1.17)	(0.31)	(0.15)	0.07	0.69

Total from Investment Operations	(2.89)	(0.56)	0.37	0.39	0.44	0.97

Less:
Distributions from Net Investment Income	0.25	0.61	0.71	0.50	0.33	0.24
Return of Capital Distributions	-0-	-0-	-0-	-0-	-0-	0.02

Total Distributions	0.25	0.61	0.71	0.50	0.33	0.26

Net Asset Value, End of the Period	$4.35	$7.49	$8.66	$9.00	$9.11	$9.00

Total Return (b)	–38.96% **	–6.69%	4.06%	4.50%	4.98%	11.86%
Net Assets at End of the Period (In millions)	$77.5	$155.9	$239.6	$291.3	$426.0	$332.0
Ratios to Net Average Assets:*
Operating Expense	1.91%	1.45%	1.43%	1.39%	1.44%	1.62%
Interest Expense	0.75%	1.04%	1.11%	0.10%	0.04%	0.00%	(e)
Total Net Expense	2.66%	2.49%	2.54%	1.49%	1.48%	1.62%
Net Investment Income	8.25%	7.52%	7.49%	5.85%	4.07%	3.26%
Portfolio Turnover (c)	5% **	35%	74%	84%	90%	94%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratios to Net Average Assets:
Operating Expense	2.06%	1.60%	1.58%	1.54%	1.52%	N/A
Interest Expense	0.75%	1.04%	1.11%	0.10%	0.04%	N/A
Total Gross Expense	2.81%	2.64%	2.69%	1.64%	1.56%	N/A
Net Investment Income	8.10%	7.37%	7.34%	5.70%	3.99%	N/A

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$198,000	$458,000	$555,000	$195,000	$123,000	-0-
Asset Coverage Per $1,000 Unit of Senior Indebtedness (d)	$4,976	$4,538	$5,543	$10,127	$18,767	N/A

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include service fees of up to .15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)	Amount is less than 0.01%.
N/A=Not Applicable

**	Non-Annualized

See Notes to Financial Statements

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen Senior Loan Fund (the “Fund”) is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation The Fund’s Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund’s portfolio. The fair value of Senior Loans are reviewed and approved by the Fund’s Valuation Committee and Board of Trustees.
Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective August 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in	Other Financial
Valuation Inputs	Loans and Securities	Instruments*	Liabilities

Level 1—Quoted Prices	$96,351	$-0-	-0-
Level 2—Other Significant Observable Inputs	980,685,546	(1,775,588)	(22,532,821)
Level 3—Significant Unobservable Inputs	13,815,384	-0-	(42,796)

Total	$994,597,281	$(1,775,588)	$(22,575,617)

*	Other financial instruments include swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in
	Loans and Securities	Liabilities

Balance, as of 07/31/2008	$11,023,609	$(8,915)
Accrued discounts/premiums	27,697	-0-
Realized gain/loss	22,695	-0-
Change in unrealized appreciation/depreciation	(10,386,805)	(33,881)
Net purchases/sales	164,814	-0-
Net transfers in and/or out of Level 3	$12,963,374	-0-

Balance, as of 01/31/09	$13,815,384	$(42,796)
Net change in unrealized appreciation/depreciation from investments still held as of 01/31/09	$(10,386,805)	$(33,881)

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

B. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.
The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At January 31, 2009, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended July 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. The Fund had capital loss carryforward of $28,927,103, that expired during the prior fiscal year. At July 31, 2008, the Fund had an

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

accumulated capital loss carryforward for tax purposes of $1,053,372,268, which will expire according to the following schedule.

Amount	Expiration

$90,868,001	July 31, 2009
445,144,583	July 31, 2010
215,755,020	July 31, 2011
153,257,861	July 31, 2012
68,141,145	July 31, 2013
21,900,119	July 31, 2014
48,144,741	July 31, 2015
10,160,798	July 31, 2016

Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.
At January 31, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$1,768,144,852

Gross tax unrealized appreciation	$6,094,444
Gross tax unrealized depreciation	(779,642,015)

Net tax unrealized depreciation on investments	$(773,547,571)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.
The tax character of distributions paid during the year ended July 31, 2008 was as follows:

Distributions paid from:
Ordinary Income	$153,352,927

As of July 31, 2008, the components of distributable earnings on tax basis were as follows:

Undistributed ordinary income	$241,066

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions and gains or losses recognized on securities for tax purposes but not for book purposes.

F. Credits Earned on Cash Balances During the six months ended January 31, 2009, the Fund’s custody fee was reduced by $14,388 as a result of credits earned on cash balances.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.900%
Next $1.0 billion	.850%
Next $1.0 billion	.825%
Next $500 million	.800%
Over $3.0 billion	.775%

In addition, the Fund will pay a monthly administration fee to Van Kampen Funds Inc., the Fund’s Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administration services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities.
For the six months ended January 31, 2009, the Fund recognized expenses of approximately $28,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2009, the Fund recognized expenses of approximately $28,900 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended January 31, 2009, the Fund recognized expenses of approximately $409,500 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended January 31, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $17,800 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $154,800. Sales charges do not represent expenses of the Fund.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a Fund holds 5% or more of the outstanding voting securities.

		Interest/	Market
	Par/	Dividend	Value
Name	Shares*	Income	1/31/2009	Cost

DecorateToday.com—Common Shares	198,600	$-0-	$-0-	$3,505,909
Safelite Realty—Common Shares	48,903	-0-	-0-	-0-

		$-0-	$-0-	$3,505,909

*	Shares were acquired through the restructuring of senior loan interests.

There were no affiliate transactions during the six months ended January 31, 2009.

3. Capital Transactions
For the six months ended January 31, 2009 and the year ended July 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	January 31, 2009		July 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	1,481,675	$7,701,320	13,878,719	$114,737,828
Class B	111,831	594,282	836,922	6,902,503
Class C	1,464,774	7,649,279	12,926,214	106,752,567
Class IB	731,987	3,791,888	666,398	5,257,495
Class IC	332,391	1,838,429	386,439	3,077,850

Total Sales	4,122,658	$21,575,198	28,694,692	$236,728,243

Dividend Reinvestment:
Class A	773,222	$4,032,413	2,423,210	$19,639,786
Class B	63,441	328,058	169,000	1,366,334
Class C	650,416	3,386,778	1,985,170	16,114,304
Class IB	2,561,508	13,203,354	5,277,787	42,470,643
Class IC	378,826	1,953,864	870,220	7,016,635

Total Dividend Reinvestment	4,427,413	$22,904,467	10,725,387	$86,607,702

Repurchases:
Class A	(11,753,699)	$(65,489,444)	(41,638,073)	$(337,998,500)
Class B	(1,011,118)	(5,361,058)	(1,842,800)	(14,534,180)
Class C	(13,144,919)	(72,398,571)	(34,797,603)	(276,019,369)
Class IB	(14,263,245)	(77,062,996)	(27,750,464)	(224,001,324)
Class IC	(3,699,359)	(20,638,943)	(8,101,152)	(65,482,661)

Total Repurchases	(43,872,340)	$(240,951,012)	(114,130,092)	$(918,036,034)

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $72,338,155 and $539,727,808, respectively.

5. Repurchase of Shares
The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.
The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for monthly offers is between 5% and 8%, (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.) The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the six months ended January 31, 2009, the Fund had six monthly Repurchase Offers as follows:

	Percentage of		Percent of
Repurchase	Outstanding Shares	Number of	Outstanding
Request	the Fund Offered to	Shares Tendered	Shares Tendered
Deadlines	Repurchase	(all classes)	(all classes)

August 15, 2008	6.0%	5,351,351	2.5%
September 19, 2008	6.0	7,040,894	3.3
October 17, 2008	6.0	10,734,960	5.2
November 21, 2008	6.0	10,769,216	5.5
December 19, 2008	6.0	6,600,157	3.5
January 16, 2009	6.0	3,375,762	1.8

6. Commitments
Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $60,001,500 as of January 31, 2009. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $22,575,617 as of January 31, 2009 is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities.

7. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the fund’s total assets.
The Fund has entered into a $500 million revolving credit and security agreement (the “Amended and Restated Revolving Credit and Security Agreement”). This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the six months ended January 31, 2009, the Fund incurred fees of approximately $2,413,000. For the six months ended January 31, 2009, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement was $344,070,652 with a weighted average interest rate of 2.22%.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

8. Senior Loan Participation Commitments
The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
At January 31, 2009, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

	Principal
	Amount	Value
Selling Participant	(000)	(000)

Goldman Sachs Lending Partners	$1,250	$403

9. Distribution and Service Plan
Shares of the Fund are distributed by Van Kampen Funds, Inc. (“the Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the “Service Plan”) with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the six months ended January 31, 2009, the Distributor waived service fees of $632,818. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.
Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B Shares and Class C Shares are paid monthly to the Distributor.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $447,700 and $2,775,500 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the Distribution Plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

10. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective January 31, 2009. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

11. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in

Van Kampen Senior Loan Fund
Notes to Financial Statements  ■  January 31, 2009 (Unaudited)  continued

derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

13. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. The Court has ordered that all parties take part in a mediation to be held in March 2009.

Van Kampen Senior Loan Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Amy R. Doberman
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Kevin Klingert
Vice President
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
11 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

(continued on next page)

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

(continued on next page)

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen Senior Loan Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

18, 118, 218, 59, 359
SLFSAN 3/09
IU09-01094P-Y01/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Loan Fund

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 19, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Name:	/s/ Edward C. Wood III Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 19, 2009

By: Name:	/s/ Stuart N. Schuldt Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	March 19, 2009